  As filed with the Securities and Exchange Commission on March 21, 2001
                                                     Registration No. 333-50542
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                --------------

                      POST-EFFECTIVE AMENDMENT NO. 1

                                    TO

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933
                                --------------
                               MGI PHARMA, INC.
            (Exact name of Registrant as specified in its charter)
                                --------------
        Minnesota                    2384                    41-1364647
     (State or other           (Primary Standard          (I.R.S. Employer
      jurisdiction                Industrial           Identification Number)
   of incorporation or        Classification Code
      organization)                 Number)
                    6300 West Old Shakopee Road, Suite 110
                         Bloomington, Minnesota 55438
                                (952) 346-4700
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                                 -------------
                              Charles N. Blitzer
                            Chief Executive Officer
                               MGI PHARMA, INC.
                    6300 West Old Shakopee Road, Suite 110
                         Bloomington, Minnesota 55438
                                (952) 346-4700
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                  Copies to:
        Timothy S. Hearn, Esq.                   Linda L. Griggs, Esq.
         Dorsey & Whitney LLP                     Brian C. Miner, Esq.
        220 South Sixth Street                   Todd A. Buchman, Esq.
     Minneapolis, Minnesota 55402             Morgan, Lewis & Bockius LLP
            (612) 340-2600                        1800 M Street, N.W.
      Facsimile: (612) 340-8827                  Washington, D.C. 20036
                                                     (202) 467-7000
                                               Facsimile: (202) 467-7176
                                 -------------
  Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]

                     CALCULATION OF REGISTRATION FEE
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
                                                                                 Proposed
                                                   Amount         Proposed       Maximum
     Title of each Class of                         to be         Maximum       Aggregate       Amount of
   Securities to be registered                   registered    Offering Price Offering Price Registration Fee
-------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value................  5,000,000(1)(2)     $  (1)        $    (1)        $   (1)

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(1) Pursuant to Rule 429 under the Securities Act of 1933, the prospectus included in this Registration Statement relates to 3,000,000 shares of common stock previously registered on July 25, 2000 on a Registration Statement on Form S-3 (Registration No. 333-42140), for which a registration fee of $24,354 was paid upon filing, and 2,000,000 shares of common stock previously registered on November 22, 2000 on a Registration Statement on Form S-3 (Registration No. 333-50542), for which a registration fee of $11,352 was paid upon filing.

(2) Pursuant to Rule 415(a)(4) under the Securities Act of 1933, a portion of the shares registered under this Registration Statement may be sold from time to time in "at the market offerings," the aggregate proceeds of which shall not exceed $33,841,357 (10% of the aggregate market value of the Registrant's outstanding voting stock held by non-affiliates of the Registrant, calculated as of January 25, 2001).

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.

                      POST-EFFECTIVE AMENDMENT NO. 1

This Post-Effective Amendment No. 1 is being filed solely to designate on the cover page of the Registration Statement that a portion of the shares registered under this Registration Statement may be sold from time to time in "at the market offerings" pursuant to Rule 415(a)(4) under the Securities Act of 1933.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Bloomington, State of Minnesota, on March 21, 2001.

                                          MGI PHARMA, INC.

                                                  /s/ Charles N. Blitzer
                                          By:
                                             __________________________________
                                                    Charles N. Blitzer,
                                               President and Chief Executive
                                                          Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities indicated on March 21, 2001:


              Signature                Title

By:    /s/ Charles N. Blitzer          President, Chief Executive Officer
  ----------------------------------    and Director (principal executive
         Charles N. Blitzer             officer)

By:     /s/ William C. Brown           Chief Financial Officer and
  ----------------------------------    Secretary (principal financial and
          William C. Brown              accounting officer)

By:               *                    Director
  ----------------------------------
          Andrew J. Ferrara

By:               *                    Director
  ----------------------------------
       Joseph S. Frelinghuysen

By:               *                    Director
  ----------------------------------
          Michael E. Hanson

By:               *                    Director
  ----------------------------------

           Hugh E. Miller

By:               *                    Director
  ----------------------------------
          Lee J. Schroeder

By:               *                    Director
  ----------------------------------
       Arthur L. Weaver, M.D.

*By:    /s/ William C. Brown
  ----------------------------------
          Attorney-In-Fact

                                 EXHIBIT INDEX

 Exhibit
 Number  Description of Exhibit
 ------- ----------------------
   5.1   Opinion of Dorsey & Whitney LLP (previously filed)
  23.1   Consent of KPMG LLP*
  23.2   Consent of KPMG LLP*
  23.3   Consent of Dorsey & Whitney LLP (included in Exhibit 5.1) (previously filed as Exhibit 23.2)
  24.1   Power of Attorney (included on signature page) (previously filed)

--------


* Filed herewith